UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2004

BROOKTROUT, INC.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	000-20698	04-2814792
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

250 FIRST AVENUE, NEEDHAM, MASSACHUSETTS 02494
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (781) 449-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This report is being filed solely for the purpose of filing our standard form of Incentive Stock Option Agreement used for grants of stock options to our executive officers under our 2001 Stock Option and Incentive Plan and our standard form of Non-Qualified Stock Option Agreement used for grants of stock options to our non-employee directors under our Amended and Restated 1992 Stock Incentive Plan.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description
10.1	Standard form of Incentive Stock Option Agreement for Executive Officers pursuant to the Brooktrout, Inc. 2001 Stock Option and Incentive Plan

10.2	Standard form of Non-Employee Director Non-Qualified Stock Option Agreement pursuant to the Brooktrout, Inc. Amended and Restated 1992 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKTROUT, INC.

Date: September 24, 2004	By:	s/ Eric R. Giler
Eric R. Giler
President
(Chief Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Standard form of Incentive Stock Option Agreement for Executive Officers pursuant to the Brooktrout, Inc. 2001 Stock Option and Incentive Plan

10.2	Standard form of Non-Employee Director Non-Qualified Stock Option Agreement pursuant to the Amended and Restated 1992 Stock Incentive Plan